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                                                                   EXHIBIT 10.30

                          SERIES B CONVERSION AGREEMENT

               Series B Conversion Agreement dated as of November 20, 1996 among All-Comm Media Corporation (the "Company") and each of the Company's securityholders party hereto.

               WHEREAS, the Company has issued and outstanding 6,200 shares of its Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock");

               WHEREAS, the shares of Series B Preferred Stock are currently convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in accordance with the certificate of designations for of the Series B Preferred Stock;

               WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission for a proposed underwritten public offering (the "Offering") of shares of Common Stock and for the delayed offering of shares of Common Stock by certain delayed selling securityholders;

               WHEREAS, the lead underwriter for the Offering has advised the Company that the existence of the current number of outstanding options, warrants or other rights convertible or exercisable for shares of the Common Stock could be detrimental to the Offering and to secondary trading in the Common Stock following consummation of the Offering;

               WHEREAS, in support of the Offering, the holders of the Series B Preferred Stock would like to convert their shares of Series B Preferred Stock into shares of Common Stock;

               WHEREAS, the undersigned holders of Series B Preferred Stock also hold Common Stock purchase warrants originally issued with the Series B Preferred Stock and expect to derive significant benefit from the Offering;

               NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, and receipt and sufficiency which are hereby acknowledged, the parties hereto agree as follows:

               1. Conversion of Series B Preferred Stock. Conditional upon but immediately prior to the consummation of the Offering, each of the undersigned holders of Series B Preferred Stock will convert (i) all outstanding accrued dividends on the Series B Preferred Stock held by such person and (ii) all of the shares of Series B Preferred Stock held by such person, into shares of Common Stock in accordance with the certificate of designations for the Series B Preferred Stock.



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Series B Conversion Agreement, Page 2

               2. Securities Law Matters. Each of the undersigned holders of Series B Preferred Stock severally acknowledges and agrees that: (a) the shares of Common Stock to be issued to it upon conversion of shares of Series B Preferred Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); (b) such shares may not be freely resold or transferred absent registration under the Securities Act or an exemption therefrom; (c) it is acquiring such shares for its own account for investment purposes only and not with a view towards the resale or distribution thereof;
(d) it may be required to hold such shares for an indefinite period; (e) certificates representing such shares may bear restrictive legends and the Company may instruct its transfer agent to place stop transfer orders with respect thereto; (f) it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act; and (g) it is aware that the Company is issuing such Common Stock in transactions exempt from the registration requirements of the Securities Act pursuant to Regulation D or other exemptions from registration.

               3. Miscellaneous. This Agreement may not be modified except in a writing signed by or on behalf of all of the parties hereto. This Agreement constitutes the entire agreement of the parties with respect to the conversion of the outstanding shares of Series B Preferred Stock. This Agreement may be signed in one or more counterparts, all of which shall constitute a single original.

               IN WITNESS WHEREOF, each of the undersigned has duly signed or caused this Agreement to be signed on its or their behalf as of this 20th day of November, 1996.

All-Comm Media Corporation                ------------------------------
                                                  Bryan I. Finkel


                                          ------------------------------
By:  -----------------------                        Seth Antine
        Name:
        Title:

                                          -------------------------------
                                                     Naomi Bodner


                                          -------------------------------
                                          Israel A. Englander - IRA F/B/O


                                          -------------------------------
                                                  Laura Huberfeld

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Series B Conversion Agreement, Page 3


-------------------------------            ------------------------------
      Chanie Lerner                               Birdsall Corp N.V.


-------------------------------            ------------------------------
      Seth Fireman                          Laura Huberfeld/Naomi Bodner


-------------------------------            ------------------------------
       Rita Folger                                 Shekel Hakodesh


-------------------------------            ------------------------------
       Fred Rudy                              Bais Kaila Torah Prep. HS
                                                 for Girls

-------------------------------            ------------------------------
    Seymour Huberfeld                                Namax Corp.


-------------------------------            ------------------------------
Keren M.Y.C.B. Elias Foundation             Ohr Somayach Tanenbaum Educ.


-------------------------------            ------------------------------
        Malca Sand                                  Mosha Muller


-------------------------------            ------------------------------
       Erza Birnbaum                        Friends of Kiryat Meor Chaim


-------------------------------            ------------------------------
      Joshua Schwartz                              The Nais Corp.


-------------------------------            ------------------------------
      Jonathan Mayer                              Richard Stadtmauer


-------------------------------            ------------------------------
 Cong. Ahavas Tzd Okah V. Ches                       Irwin Gross


-------------------------------            ------------------------------
   Yeshiva of Telshe Alumni                       Charles Nebenzahl



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